Exhibit 10.3

Inventiva S.A.

A French société anonyme with a share capital of 164,444.77 euros

Registered office: 50 rue de Dijon, 21121 Daix, France

Dijon Trade and Companies Register 537 530 255

TERMS AND CONDITIONS OF THE FREE SHARE PLAN (AGA 2018-2)

(CSM dated September 30, 2016)

ARTICLE 1 - PURPOSE

The purpose of the plan (hereafter the “Free Share Plan” or the “Plan”) is to set forth the terms and conditions of the ordinary shares allotted for free (actions attribuées à titre gratuit) (hereafter the “AGA 2018-2” or the “Free Shares”), pursuant to the decisions of the Board of Directors dated January 26, 2018, taken pursuant to the delegation granted by the Combined Shareholders’ Meeting (17th resolution) on September 30, 2016 of Inventiva S.A., a French société anonyme with a share capital of 164,444.77 euros having its registered office 50 rue de Dijon, 21121 Daix, France, registered with the Trade Register of Dijon under number 537 530 255 (the “Company”), allowing their holders (the “Holders”) to subscribe to the Company’s share capital in the conditions set forth by Articles L. 225-197-1 et seq. of the French Commercial Code.

This issuance agreement is constituted by the provisions contained in the minutes of the Combined Shareholders’ Meeting dated September 30, 2016 and the minutes of the Board of Directors’ meeting dated January 26, 2018, the provisions of the Plan decided by the Chairman of the Board and the Chief Executive Officer (Président Directeur Général) on January 26, 2018 and the specific provisions contained in the Allotment Letter countersigned by each Holder.

The purpose of the Free Share Plan is to allow employees to benefit from the possibility of becoming shareholders of the Company.

The objective pursued by the shareholders is to provide certain benefits to Holders who, through their actions, can have a direct and positive influence on the Company and/or its affiliates’ future results and with whom, in a strong mutual trust and for incentive purposes, they wish to share the benefits of the Company’s growth.

Upon completion of the Vesting Period referred to in Article 2 below and its adherence to the Free Share Plan that governs it, evidence of the subscription by a Holder of its Free Shares is given by initialing and by counter-signing (i) the Allotment Letter of the Free Shares hand-delivered to each Holder and (ii) a copy of the Free Share Plan.

ARTICLE 2 - VESTING PERIOD

The final allotment of the Company’s free shares will only occur at the end of a one (1) year vesting period, i.e starting from January 26, 2020 (the “Vesting Period”), except in case of an accelerated vesting decided by the Board of Directors and motivated by a public offer resulting in a change of control of the Company.

During this Vesting Period:

•                  Holders will not be owners of the freely allotted shares and the related rights resulting from this allotment may not be transferred. Notwithstanding the above provision, in case of death of a Holder, its heirs will be entitled to request the allotment of the Free Shares within six (6) months from the death;

•                  In case of retirement or disability other than those mentioned in Article L. 225-197-1, I paragraph 5 of the French Commercial Code, Holders will be entitled to request an accelerated vesting of their Free Shares within 6 months from the triggering event;

•                  In case of dismissal for personal reason or resignation by the Holder, such Holder shall lose its rights to the Free Shares;

•                  In case of an economic dismissal, Holders shall lose their rights to Free Shares unless otherwise decided by the Board of Directors.

ARTICLE 3 - HOLDING PERIOD

Free Shares will not be assignable during a one (1) year period starting at the end of the Vesting Period (the “Holding Period”), i.e ending on January 26, 2021, other than by inheritance and in the event of an accelerated vesting decided by the Board of Directors and motivated by a public offering resulting in a change of control of the Company.

ARTICLE 4 - TERMS AND CONDITIONS OF THE SUBSCRIPTION AND ISSUANCE, OR ACQUISITION, OF THE FREE SHARES

Subscription of the Free Shares by a Holder will be received by the Company at its registered office upon delivery by such Holder, no later than March 15, 2018, of a counter-signed copy of the Allotment Letter delivered by the Chairman of the Board and the Chief Executive Officer (Président Directeur Général), acting pursuant to a sub-delegation given by the Board of Directors.

The issuance of the Free Shares will occur automatically at the end of the Vesting Period mentioned in Article 2 above, by way of a capital increase of the Company, which will be realized by debiting the unavailable reserve, constituted for this matter.

The capital increase will be fully realized by sole virtue of the final allotment of the Free Shares to their Holders, at the end of the Vesting Period mentioned in Article 2 above, the authorization involving, automatically, in favor of the Holders, the waiver by the shareholders of their preferential subscription rights to the ordinary shares that will be issued at the end of the Vesting Period.

By way of exemption, the Chairman of the Board and Chief Executive Officer (Président Directeur Général) acting under a sub-delegation given by the Board of Directors, will be able to decide, until the day before the end of the Vesting Period, that the Free Shares will be outstanding shares.

ARTICLE 5 - ISSUANCE PRICE OF THE AGA 2018-2

The issuance price per Free Share will be equal to their par value as set forth by the by-laws (€0.01 on the date of this Plan).

ARTICLE 6 - NATURE OF THE AGA 2018-2

All of the Free Shares will be ordinary shares.

ARTICLE 7 - CONSEQUENCES OF THE SUBSCRIPTION OF THE AGA 2018-2

7.1                              A the end of the Vesting Period mentioned in Article 2 above, the subscription of the Free Shares will automatically lead to full and complete consent and adherence from the Holders to any and all of the terms and conditions of the issuance and the allotment set forth in the minutes of the Combined Shareholders’ Meeting dated September 30, 2016, the minutes of the Board of Directors’ meetings dated January 26, 2018, the Free Share Plan and  the Allotment Letter.

7.2                              Free Shares will be created with full rights from the first day of the fiscal year during which they will effectively be issued and will give rights to all dividends paid during such fiscal year.

7.3                              From the day of creation, such Free Shares will (i) be assimilated to outstanding ordinary shares of the same class; (ii) benefit from the same rights; and (iii) be subject to the same by-laws provisions and shareholders meeting’s resolutions.

ARTICLE 8 - PROTECTION OF HOLDERS’ RIGHTS

The Company will protect the rights of Holders of Free Shares in the conditions set forth by law and regulation.

ARTICLE 9 - CONFIDENTIALITY

Each Holder of Free Shares undertakes to respect an obligation of discretion (obligation de discrétion) with respect to the number of Shares freely allotted, in particular regarding the Company’s other employees.

ARTICLE 10 - POWERS OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER (Président Directeur Général)

10.1                       In accordance with the decisions of the Combined Shareholders Meeting’s dated September 30, 2016 and the Board of Directors meetings’ dated January 26, 2018, all powers have been granted to the Chairman of the Board and Chief Executive Officer (Président Directeur Général) for the purpose of, in particular:

•                  Acknowledging the occurrence of the end of the Vesting Period and the presence on that date of the Holders designated above;

•                  Determining whether the AGA 2018-2 will be shares to be issued or outstanding shares, their amount and the Holders concerned;

•                  Proceeding with the capital increase resulting from the issuance of Free Shares at the end of the Vesting Period by compensation with the unavailable reserve constituted for this matter;

•                  Adjusting, if necessary, during the Vesting Period, the number of shares freely allotted, depending on potential operations on the Company’s share capital in order to preserve the rights of the Holders under the terms that it shall determine;

•                  Acknowledging the completion of the capital increases up to the number of shares that will effectively be allotted freely to Holders, consequently amending the by-laws, collecting the necessary funds in order to increase the legal reserve up to 10% of the new share capital after each capital increase, and proceeding with all formalities and declarations, requiring all authorizations that would be necessary to the completion of this issuance, entering into any contract in particular to achieve the completion of the considered issuances, taking any action and undertaking any formality useful to the listing and the financial service of the shares issued under this delegation and the exercise of the rights attached to such shares and more generally, doing everything necessary;

•                  Ensuring that the Holding Period is complied with by the Holders.

10.2                  The Holder irrevocably accepts to comply with decisions and findings of the Chairman of the Board and Chief Executive Officer (Président Directeur Général).

ARTICLE 11 - FORCE MAJEURE

In the event of force majeure arising independently of the sole will of the Company, Free Shares may be cancelled by the Company with no obligation to indemnify the Holders of the losses arising from such cancellation. For the purpose of the above, in particular, the following are deemed to be events of force majeure: any legal or regulatory change affecting the legal, social or tax treatment of the Free Shares and having financial consequences for the Company that are unknown to this day and any decision or recommendation of a Market Authority requiring the cancellation of the Free Shares.

ARTICLE 12 - TAX AND SOCIAL TREATMENT

12.1                       Under their responsibility, Holders are invited to seek advice on the tax and social treatment applicable to the Free Shares in their country of tax residence. Each Holder assumes sole responsibility for the payment of all taxes and tax and social security contributions that she or he is subject to by law due to the acquisition and/or the sale of the Free Shares she or he received. In addition, each Holder will be responsible for the payment of any social costs, taxes, tax and social contributions related to Free Shares that would be due by the Company in case of non-compliance by such Holder with the Holding Period mentioned in Article 3 above.

12.2                       It is reminded, to the extent necessary, that in order to benefit from the tax regime of transfer capital gains and acquisition profits, Holders will not be able to sell their Free Shares, partially or totally, during the Holding Period mentioned in Article 3 above, otherwise they will bear all and any social and tax consequences.

ARTICLE 13 - GOVERNING LAW - JURISDICTION

The Free Share Plan is governed by French Law. Any dispute arising from this Plan shall be submitted to the exclusive jurisdiction of the Tribunal de commerce of Dijon.

Inventiva S.A.

A French société anonyme with a share capital of 222,572.77 euros

Registered office: 50 rue de Dijon, 21121 Daix, France

Dijon Trade and Companies Register 537 530 255

TERMS AND CONDITIONS OF THE FREE SHARE PLAN (AGA 2018-3)

(CSM dated May 28, 2018)

ARTICLE 1 - PURPOSE

The purpose of the plan (hereafter the “Free Share Plan” or the “Plan”) is to set forth the terms and conditions of the ordinary shares allotted for free (actions attribuées à titre gratuit) (hereafter the “AGA 2018-3” or the “Free Shares”), pursuant to the decisions of the Board of Directors dated December 14, 2018, taken pursuant to the delegation granted by the Combined Shareholders’ Meeting (26th resolution) on May 28, 2018 of Inventiva S.A., a French société anonyme with a share capital of 222,572.77 euros having its registered office 50 rue de Dijon, 21121 Daix, France, registered with the Trade Register of Dijon under number 537 530 255 (the “Company”), allowing their holders (the “Holders”) to subscribe to the Company’s share capital in the conditions set forth by Articles L. 225-197-1 et seq. of the French Commercial Code.

This issuance agreement is constituted by the provisions contained in the minutes of the Combined Shareholders’ Meeting dated May 28, 2018 and the minutes of the Board of Directors’ meeting dated December 14, 2018, the provisions of this Plan and the specific provisions contained in the Allotment Letter countersigned by each Holder.

The purpose of the Free Share Plan is to allow employees to benefit from the possibility of becoming shareholders of the Company.

The objective pursued by the shareholders is to provide certain benefits to Holders who, through their actions, can have a direct and positive influence on the Company and/or its affiliates’ future results and with whom, in a strong mutual trust and for incentive purposes, they wish to share the benefits of the Company’s growth.

Upon completion of the Vesting Period referred to in Article 2 below and its adherence to the Free Share Plan that governs it, evidence of the subscription by a Holder of its Free Shares is given by initialing and by counter-signing (i) the Allotment Letter of the Free Shares hand-delivered to the interested party and (ii) a copy of the Free Share Plan.

ARTICLE 2 - VESTING PERIOD

The final allotment of the Company’s free shares will only occur at the end of a two-year vesting period, i.e starting from December 14, 2020 (the “Vesting Period”), except in case of an accelerated vesting decided by the Board of Directors and motivated by a public offer resulting in a change of control of the Company.

During this Vesting Period:

•                  Holders will not be owners of the freely allotted shares and the related rights resulting from this allotment may not be transferred. Notwithstanding the above provision, in case of death of a Holder, its heirs will be entitled to request the allotment of the Free Shares within six (6) months from the death;

•                  In case of dismissal for personal reason or resignation by the Holder, such Holder shall lose its rights to the Free Shares;

•                  In case of an economic dismissal, Holders shall lose their rights to Free Shares unless otherwise decided by the Board of Directors.

ARTICLE 3 - HOLDING PERIOD

Free Shares will not be assignable during a one (1) year period starting at the end of the Vesting Period (the “Holding Period”), i.e ending on December 14, 2021, other than by inheritance and in the event of an accelerated vesting decided by the Board of Directors and motivated by a public offering resulting in a change of control of the Company.

ARTICLE 4 - TERMS AND CONDITIONS OF THE SUBSCRIPTION AND ISSUANCE, OR ACQUISITION, OF THE FREE SHARES

Subscription of the Free Shares by a Holder will be received by the Company at its registered office upon delivery by such Holder, of a counter-signed copy of the Allotment Letter delivered by the Chairman of the Board and the Chief Executive Officer (Président Directeur Général), acting pursuant to a sub-delegation given by the Board of Directors.

The issuance of the Free Shares will occur automatically at the end of the Vesting Period mentioned in Article 2 above, by way of a capital increase of the Company, which will be realized by debiting the carry forward account (poste de report à nouveau). The capital increase will be fully realized by sole virtue of the final allotment of the Free Shares to their Holders, at the end of the Vesting Period mentioned in Article 2 above, the authorization involving, automatically, in favor of the Holders, the waiver by the shareholders of their preferential subscription rights to the ordinary shares that will be issued at the end of the Vesting Period. By way of exemption, the Chairman of the Board and Chief Executive Officer (Président Directeur Général) acting under a sub-delegation given by the Board of Directors, will be able to decide, until the day before the end of the Vesting Period, that the Free Shares will be outstanding shares.

ARTICLE 5 - ISSUANCE PRICE OF THE AGA 2018-3

The issuance price per Free Share will be equal to their par value as set forth by the by-laws (€0.01 on the date of this Plan).

ARTICLE 6 - NATURE OF THE AGA 2018-3

All of the Free Shares will be ordinary shares.

ARTICLE 7 - CONSEQUENCES OF THE SUBSCRIPTION OF THE AGA 2018-2

7.1                              A the end of the Vesting Period mentioned in Article 2 above, the subscription of the Free Shares will automatically lead to full and complete consent and adherence from the Holders to any and all of the terms and conditions of the issuance and the allotment set forth in the minutes of the Combined Shareholders’ Meeting dated May 28, 2018, the minutes of the Board of Directors’ meetings dated December 14, 2018, the Free Share Plan and  the Allotment Letter.

7.2                              Free Shares will be created with full rights from the first day of the fiscal year during which they will effectively be issued and will give rights to all dividends paid during such fiscal year.

7.3                              From the day of creation, such Free Shares will (i) be assimilated to outstanding ordinary shares of the same class; (ii) benefit from the same rights; and (iii) be subject to the same by-laws provisions and shareholders meeting’s resolutions.

ARTICLE 8 - PROTECTION OF HOLDERS’ RIGHTS

The Company will protect the rights of Holders of Free Shares in the conditions set forth by law and regulation.

ARTICLE 9 - CONFIDENTIALITY

Each Holder of Free Shares undertakes to respect an obligation of discretion (obligation de discrétion) with respect to the number of Shares freely allotted, in particular regarding the Company’s other employees.

ARTICLE 10 - POWERS OF THE CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER (Président Directeur Général)

10.1                       In accordance with the decisions of the Combined Shareholders Meeting’s dated May 28, 2018 and the Board of Directors meeting’s dated December 14, 2018, all powers have been granted to the Chairman of the Board and Chief Executive Officer (Président Directeur Général) for the purpose of, in particular:

•                  Acknowledging the occurrence of the end of the Vesting Period and the presence on that date of the Holders designated above;

•                  Determining whether the AGA 2018-3 will be shares to be issued or outstanding shares, their amount and the Holders concerned;

•                  Proceeding with the capital increase resulting from the issuance of Free Shares at the end of the Vesting Period by debiting the carry forward account (poste de report à nouveau);

•                  Adjusting, if necessary, during the Vesting Period, the number of shares freely allotted, depending on potential operations on the Company’s share capital in order to preserve the rights of the Holders under the terms that it shall determine;

•                  Acknowledging the completion of the capital increases up to the number of shares that will effectively be allotted freely to Holders, consequently amending the by-laws, collecting the necessary funds in order to increase the legal reserve up to 10% of the new share capital after each capital increase, and proceeding with all formalities and declarations, requiring all authorizations that would be necessary to the completion of this issuance, entering into any contract in particular to achieve the completion of the considered issuances, taking any action and undertaking any formality useful to the listing and the financial service of the shares issued under this delegation and the exercise of the rights attached to such shares and more generally, doing everything necessary;

•                  Ensuring that the Holding Period is complied with by the Holders.

10.2                       The Holder irrevocably accepts to comply with decisions and findings of the Chairman of the Board and Chief Executive Officer (Président Directeur Général).

ARTICLE 11 - FORCE MAJEURE

In the event of force majeure arising independently of the sole will of the Company, Free Shares may be cancelled by the Company with no obligation to indemnify the Holders of the losses arising from such cancellation. For the purpose of the above, in particular, the following are deemed to be events of force majeure: any legal or regulatory change affecting the legal, social or tax treatment of the Free Shares and having financial consequences for the Company that are unknown to this day and any decision or recommendation of a Market Authority requiring the cancellation of the Free Shares.

ARTICLE 12 - TAX AND SOCIAL TREATMENT

12.1                       Under their responsibility, Holders are invited to seek advice on the tax and social treatment applicable to the Free Shares in their country of tax residence. Each Holder assumes sole responsibility for the payment of all taxes and tax and social security contributions that she or he is subject to by law due to the acquisition and/or the sale of the Free Shares she or he received. In addition, each Holder will be responsible for the payment of any social costs, taxes, tax and social contributions related to Free Shares that would be due by the Company in case of non-compliance by such Holder with the Holding Period mentioned in Article 3 above.

12.2                       It is reminded, to the extent necessary, that in order to benefit from the tax regime of transfer capital gains, Holders will not be able to sell their Free Shares, partially or totally, during the Holding Period mentioned in Article 3 above, otherwise they will bear all and any social and tax consequences.

ARTICLE 13 - GOVERNING LAW - JURISDICTION

The Free Share Plan is governed by French Law. Any dispute arising from this Plan shall be submitted to the exclusive jurisdiction of the Tribunal de commerce of Dijon.